UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 26, 2008

COLLECTORS UNIVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2008, the Compensation Committee of the Board of Directors of Collectors Universe, Inc. (the “Company”) approved and, pursuant to that approval, the Company and Michael R. Haynes, its Chief Executive Officer, entered into, an Employment Agreement Amendment, which extends the term of his Employment Agreement to December 31, 2009.  No other modifications were made to Mr. Haynes’ Employment Agreement.  The foregoing description of the Employment Agreement Amendment is qualified by reference to that Agreement, a copy of which is attached as Exhibit 10.1 to, and is incorporated by this reference into, this Current Report on Form 8-K.

Item 2.02	Results Of Operations And Financial Condition.

On September 30, 2008, the Company issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended June 30, 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On September 26, 2008, the Board of Directors amended Section 2 of Article III of the Company’s Bylaws to adopt a majority vote standard for uncontested director elections and a resignation policy for incumbent directors who do not receive the requisite votes in an uncontested election.  The amendment became effective on the date of its adoption of September 26, 2008 and will apply to the election of directors at the upcoming 2008 Annual Meeting of Stockholders, which will be held on December 2, 2008.

Pursuant to amended Section 2, each director in an uncontested election will be elected by a “majority of the votes cast” by the shares entitled to vote on the election of directors.  A “majority of the votes cast” means that the number of votes “for” a nominee for director must exceed fifty percent (50%) of the votes cast on the election of directors.  In a contested election, directors would be elected by a plurality of the votes cast by the shares entitled to vote on the election of directors.

Pursuant to the director resignation policy set forth in amended Section 2, each incumbent director, in order to be considered as a nominee in a director election, must submit a letter containing an irrevocable offer of resignation to the Board.  If an incumbent director fails to receive a majority vote in an uncontested election, the Company’s Nominating and Governance Committee (the “Committee”) will have a period of sixty (60) days following the stockholder vote, within which to recommend to the Board whether it should accept or reject the incumbent director’s offer of resignation.  In determining what recommendation it will make to the Board, the Committee may consider all factors that it believes are in the Company’s best interests.  After receipt of the Committee’s recommendation, the Board is required to determine, by no later than ninety (90) days following the stockholder vote, whether to accept or reject the director’s resignation.  In making its determination, the Board will take into account the factors considered by the Committee and any additional information and factors that the Board believes to be relevant.  The incumbent director who tendered his or her offer to resign may not participate in the deliberations of either the Committee or the Board.

If the incumbent director’s offer of resignation is accepted by the Board, then the Board in its sole discretion, may fill any resulting vacancy pursuant to the provisions of the Bylaws or reduce the size of the Board accordingly.  If, on the other hand, the Board decides not to reject the incumbent director’s resignation, then, within the succeeding four (4) business days, the Company must publicly disclose the Board’s decision and its reasons for rejecting the incumbent director’s offer of resignation.  If the Board decides to reject the resignation, the incumbent director will continue to serve on the Board for the term for which he or she would have been elected and until the election of his or her successor, or until the incumbent director’s earlier death, resignation, or removal.

2

The foregoing description of amended Section 2 of Article III of the Company’s Bylaws is qualified in its entirety by reference to the full text of amended Section 2 set forth in the Certificate of Amendment of the Company’s Bylaws, a copy of which is attached as Exhibit 3.4 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

In the press release issued by the Company on September 30, 2008, the Company also announced that the Board of Directors has determined that, due to market and economic conditions, including the liquidity crisis in the United States, the Board has suspended future payments of cash dividends in order to preserve the Company’s cash resources.  At the same time, the Board declared a 10% stock dividend on the Company’s outstanding shares, which will be distributed on November 3, 2008 to all stockholders of record as of October 20, 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.4	Certificate of Amendment to Section 2 of Article III of the Company’s Bylaws, effective as of September 26, 2008

10.1	Employment Agreement Amendment, dated as of September 26, 2008, between the Company and Michael R. Haynes

99.1	Press release of Collectors Universe, Inc., issued as of September 30, 2008, relating to Company’s financial results for the fourth quarter and fiscal year ended June 30, 2008

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: September 30, 2008	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.4	Certificate of Amendment to Section 2 of Article III of the Company’s Bylaws, effective as of September 26, 2008

10.1	Employment Agreement Amendment, dated as of September 26, 2008, between the Company and Michael R. Haynes

99.1	Press release of Collectors Universe, Inc., issued as of September 30, 2008, relating to Company’s financial results for the fourth quarter and fiscal year ended June 30, 2008